EXHIBIT 99.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Helene Simonet, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Coherent, Inc. on Form 10-Q for the period ended December 28, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Coherent, Inc.

/s/ Helene Simonet

Helene Simonet Executive Vice President and Chief Financial Officer February 11, 2003